UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2014

ALTISOURCE RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
402 Strand Street
Frederiksted, United States Virgin Islands 00840-3531
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Furnishing of Presentation Materials
Altisource Residential Corporation (the “Company”) is furnishing presentation materials as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein. The Company will present these materials to analysts and investors during a non-deal road show commencing on December 5, 2014. The presentation materials will also be made available on the Company’s website at www.altisourceresi.com.
The information in this Item 7.01, including the information in Exhibit 99.1 attached hereto, is furnished solely pursuant to Item 7.01 of this Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Item 7.01 of this Form 8-K.
Caution Regarding Forward-Looking Statements
This Current Report on Form 8-K, including the information in the exhibit furnished herewith, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, regarding management’s beliefs, estimates, projections, anticipations and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies as well as industry and market conditions. The Company cautions that forward looking statements are qualified by the existence of certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, any such forward-looking statements. Important factors that could cause or contribute to the Company’s actual results differing materially from these forward-looking statements may include, without limitation, those risks specific to the Company’s business and operations detailed within the “Risk Factors” and other sections described from time to time in the Company’s current and future filings with the Securities and Exchange Commission. In addition, financial risks such as liquidity and credit risks could influence future results. The list of risk factors in such filings with the Securities and Exchange Commission should not be construed as exhaustive. You should not place undue reliance on such forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Altisource Residential Corporation Presentation Materials, December 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Altisource Residential Corporation
Date: December 5, 2014	By:	/s/ Stephen H. Gray
Stephen H. Gray General Counsel and Secretary